TRIGON BLUE CROSS BLUE SHIELD

                     1996 ANNUAL MANAGEMENT INCENTIVE PLAN

PLAN OBJECTIVES    o Promote the growth and profitability of Trigon BCBS

                   o Support  the  achievement  of  SBU  and  Corporate
                     strategic   operational  and financial goals

                   o Reward achievement of goals which directly support Showcase

ELIGIBILITY        The following positions are eligible to participate in the
                   Plan:

                             1.    Officers:

                                   o     President/COO Trigon BCBS
                                   o     SBU Presidents/Executive Vice
                                         Presidents
                                   o     Senior Vice Presidents

                             2.    Vice Presidents and Directors

                                   o     Identified by the Executive  Staff and
                                         approved by the  President/COO  and the
                                         CEO or their designee.

                                   o     Qualified  incumbents must be in a
                                         leadership  position whose  performance
                                         has a substantial impact and influence
                                         on the business.

                             3.    Managers

                                   o     Senior and Middle Managers identified
                                         as having an impact on the business
                                         with some external "stakeholder"
                                         contact, including functional heads.

                                   o     May be in SBU's or Support Units

                                   o     Must  be  identified   by  the
                                         Executive   staff  and  approved  by
                                         the President/COO and CEO or their
                                         designee.

PLAN YEAR             Performance will be measured over the period January 1,
                      1996 through December 31, 1996

AWARD                 The incentive award opportunities are expressed as a
OPPORUNITIES          percent of each  participant's  January 1, 1996 salary and will vary with the level of accomplishment on each objective.

                             Threshold   =     Minimum acceptable performance
                                                     (67% x  Target)
                             Target      =     Expected stretch performance
                                               (100%)
                             Maximum     =     Exceeding expectations;
                                               outstanding contributions (133% x
                                               Target)

                             The Compensation Department will interpolate the appropriate award opportunities for performance levels that fall between Threshold, Target and Maximum.

PERFORMANCE                  Performance measures from three organization levels
                             will be used MEASURES in   the incentive awards.
                             These measures include Corporate, SBU, and Business Projects. Combinations of performance measures will vary by participant.

PAY OUT METHOD               A.  PARTICIPANT RESPONSIBILITIES
AND FREQUENCY

                             o     All awards will be made after year-end
                                   financial results have been finalized.

                             o Participation in the Plan necessitates the timely and accurate submission of all appropriate documentation to the Director, Compensation and Benefits. This input is critical to the administration of the Program.

                             o Plan participants are responsible to work with their management to keep incentive objectives updated throughout the year, with notification to Compensation should changes occur.

                             B.  PAYMENT DISTRIBUTION

                                 The Director, Compensation and Benefits will be responsible for administering the incentive payment process. This process includes:

                                   1.    Calculating annual incentive payments
                                   2.    Securing approval for payments
                                   3.    Requesting checks

                             C.  PAYMENT SCHEDULE

                             o   Individual incentive payments will be
                                 calculated and paid on an annual basis.

                             o Payments will be made as soon as possible after the end of the calendar year.

                                       2


                             o Accompanying the check will be an itemized statement that details the payment.

                             o Payments will include all appropriate taxes and deductions.

PLAN The Director, Compensation and Benefits, is responsible for the ADMINISTRATION administration of this Plan, including the calculation of awards, with the support of Corporate Finance. The Director, Compensation and Benefits, will maintain accurate and complete records and administer the Plan according to Plan guidelines. All incentive results are subject to review by Corporate Audit.

AUTHORITY                    The President/COO will review and approve all final
                             awards; rule on differences as to performance results; and approve exceptions and changes to this Plan.

SPECIAL               A.     Participant Eligibility Dates:
ADMINISTRATIVE
CONSIDERATIONS               New Hires, Transfers, Promotions or Demotions

                                   o Participants must have been employed in an eligible position for at least six months of the Plan year to be eligible to receive an award.

                                   o        Awards for less than the full Plan
                                            year, but at least six months will
                                            be granted on a prorated basis to
                                            the closest month. The salary at the
                                            time a participant first assumes an
                                            eligible position will be used to
                                            calculate the incentive opportunity.

                                   o        Participants promoted or demoted
                                            from one eligible position to
                                            another eligible position will
                                            receive a prorated award based on
                                            the time and salary of each
                                            position. The January 1 salary is
                                            used for all transfers.

                             B.    Terminations

                                   Participants must be fully employed as of December 31, 1996 to be eligible to receive an award.

                             C.    Death, Disability, or Retirement

                                   Inthe event of death, disability, or
                                   retirement of a participant, a full or
                                   prorated award at the discretion of the CEO of Trigon BCBS will be made to the Executive or the Executive's beneficiary at the time when all awards are made.

                                   "Disability" and "Retirement" are defined in the long-term disability and retirement programs of Trigon BCBS.

                                       3


                          TRIGON BLUE CROSS BLUE SHIELD

                      1996 ANNUAL MANAGEMENT INCENTIVE PLAN

  APPROVALS:


-----------------------------------------------------       -----------------
  Manager, Incentive Compensation                               Date



-----------------------------------------------------       -----------------
  Senior Vice President, Corporate Services                     Date


                                       4